Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Noble Roman’s, Inc.  (the “Company”) on Form 10-Q for the period ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul W. Mobley, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
        Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/    Paul W. Mobley    ___________________
Paul W. Mobley
Chief Executive Officer and Chief Financial Officer
of Noble Roman’s, Inc.

Date:  August 11, 2014